EXHIBIT 99.1

Forward-Looking Statements Certain statements contained in this presentation including, without limitation, statements containing the words "believe," "anticipate," "expect," "estimate," "await," "continue," "intend," "plan" and similar expressions are forward-looking statements that involve risks and uncertainties. These forward-looking statements, are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed in, or implied by, such forward-looking statements. The risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not limited to, the volatility of the energy market, competition, operating hazards, uninsured risks, changes in energy-related state legislation, failure of performance by suppliers and transmitters, uncertainties relating to the pending litigation regarding the completed reorganization, changes in general economic conditions, increased or unexpected competition, costs related to the proposed reorganization, and other matters disclosed in Commerce Energy's and Commonwealth Energy's filings with the Securities and Exchange Commission. Further, Commerce Energy or Commonwealth Energy undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Presented by Ian B. Carter Chairman and CEO

Vision Statement To become the premier non-utility provider of energy and energy-related services in North America. To develop and acquire complimentary assets and companies that deliver growth and high margin income streams.

Profile Ticker: "EGR" (Energy Group) Newly listed on AMEX on July 8, 2004 "Quiet Listing" Non-capital raising IPO SEC filing company since 2001 Founded in 1997 at the beginning of the deregulation of the CA utility market Headquartered in Costa Mesa, CA with over 200 employees

Our Role in the Marketplace "Defining the Market" Largest customer base in California, Pennsylvania, Michigan Largest Electric Generation Supplier in Pennsylvania by load served Largest Customer Share of all Alternative Electric Supplier in Detroit, MI Licensed in New Jersey, New York, Ohio, Texas and Maryland

Largest non-utility, publicly traded, energy service provider Seeking M&A targets Electricity and Natural Gas Retailers Energy Efficiency Synergistic Technologies Opportunities

Corporate Structure

Commonwealth Energy Corporation C&I (Commercial Sales) Advanced Client Technologies (Contact Center) Power Resources

electricAmerica Retail Electric Service Brand Commercial & Industrial Customer Focus Municipal Services Residential Numerous National Retail Chains

U.S. Footprint Electric Markets Retail Licenses Headquarters Offices

Outsourced Transaction Data Management Services Automated utility exchange Targeting Municipals/coops, Wholesale merchants and Generators

Energy Deep Consulting Services North American Natural Gas pipeline capacity data hub. Technology Wide Wholesale Markets Pipes and Wires Markets North America Utilities Markets International Utilities Business Process Mapping Selection & Implementation Value Chain Automation Technology Over 150 Global Clients Founded 1996 A catalyst for CEG growth M&A Product extension Market intelligence and contact

Strategic Initiatives - Challenges for the Future Gas Marketing - Existing and New Markets City - Municipals - Community Choice Aggregation Facilitate Mergers and Acquisitions Expand Energy Efficiency Marketing Complete SOX Compliance Develop Basic Management Systems

Competitive Profile



MARKET SHARE
Calpine
BP
Constellation
Coral Energy
Reliant Energy
Tractebel Energy Services
Commerce Energy Group
Strategic Energy
Texas Commercial Energy
Amerada Hess
Centrica
Econnergy
Select Energy
Sempra Energy Solutions
electricAmerica
CMS MST
GEXA
ACN
Advantage Energy
Cirro Energy
Single Product
Dual Products
Product Suite
PRODUCT DIVERSITY

Financial Information Strong Balance Sheet (April 30, 2004 9 month 10-Q) $61 million in restricted and unrestricted cash $ 0 short term or long term debt $83 million in shareholders equity Access to public equity market Amex share price as of August 5, 2004: $1.50 Market cap $45,500,000 Shares outstanding 29,659,000 FX: July 31, 2004

North American Natural Gas and Electric Industry Maturity Curve GENERATION RETAIL MARKETING LNG ENERGY TECHNOLOGY WHOLESALE MARKETING TRANSMISSION PIPELINES Exploration and Production Local Distribution Company Industry size: $400 Billion EIA

David Barnes VP Finance & Investor Relations 714-259-2523 www.commerceenergy.com Contact

Forward-Looking Statements Certain statements contained in this presentation including, without limitation, statements containing the words "believe," "anticipate," "expect," "estimate," "await," "continue," "intend," "plan" and similar expressions are forward-looking statements that involve risks and uncertainties. These forward-looking statements, are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed in, or implied by, such forward-looking statements. The risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not limited to, the volatility of the energy market, competition, operating hazards, uninsured risks, changes in energy-related state legislation, failure of performance by suppliers and transmitters, uncertainties relating to the pending litigation regarding the completed reorganization, changes in general economic conditions, increased or unexpected competition, costs related to the proposed reorganization, and other matters disclosed in Commerce Energy's and Commonwealth Energy's filings with the Securities and Exchange Commission. Further, Commerce Energy or Commonwealth Energy undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.